                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 15, 1998




                             MEDICAL RESOURCES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-12461                  13-3584552
     ----------------               ----------------        -------------------
(State of other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                    Number)           Identification No.)



15 State Street, Hackensack, NJ                         07601
----------------------------------------               --------
(Address of principal executive offices)               Zip Code




Registrant's telephone number, including area code: (201) 488-6230











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Item 5.

         On May 13, 1998, Peter J. Powers resigned as a director of the Company. Mr. Powers stated in his letter of resignation that his schedule no longer allows him sufficient time to continue on the Board of Directors. As previously announced, the Board of Directors is conducting a search for additional outside directors. Also as previously announced, the Board intends to select a new chairman upon the completion of this search process.

         On May 15, 1998, Medical Resources, Inc. (the "Company") announced that it would report a loss for the year ended December 31, 1997 and that it expected to report a loss for the quarter ended March 31, 1998. A copy of the Press Release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

99.1  Press Release, dated May 15, 1998, issued by Medical Resources, Inc.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MEDICAL RESOURCES, INC.



Dated:  May 15, 1998                      By:/s/ Geoffrey A. Whynot
                                             -------------------------
                                             Name:    Geoffrey A. Whynot
                                             Title:   Chief Financial Officer
























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